UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              SONOMA COLLEGE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                       68-0290784
           ----------                                       ----------
    (State or jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                         Identification No.)

         1304 SOUTH POINT BLVD.
                SUITE 280
              PETALUMA, CA                                      94954
              -------------                                    ------
(Address of principal executive offices)                     (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                                 Name of each exchange on which
Title of each class to be so registered          each class is to be registered
            NOT APPLICABLE                               NOT APPLICABLE
            --------------                               --------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. x

Securities Act registration statement file number to which this form relates:
333-120671
----------

       Securities to be registered pursuant to Section 12(g) of the Act:

                  COMMON STOCK, PAR VALUE OF $0.0001 PER SHARE
                  --------------------------------------------

--------------------------------------------------------------------------------

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.0001 par value per share, of Sonoma College, Inc. (the "Registrant") contained in the Registrant's Registration Statement on Form SB-2, as amended and initially filed on November 22, 2004, filed with the Securities and Exchange Commission (File No. 333-120671) is incorporated by reference into this registration statement.

ITEM 2.     EXHIBITS.

    Exhibit
     Number     Description of Exhibits
    -------     -----------------------
      3.1       Certificate of Incorporation.(1)
      3.2       Bylaws. (1)
      3.3       Amendment to the Certificate of Incorporation.(1)
      3.4       Second Amendment to the Certificate of Incorporation.(1)
      4.1       Specimen Common Stock Certificate. (1)

(1) Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form SB-2, as amended and initially filed on November 22, 2004.

--------------------------------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                            SONOMA COLLEGE, INC.


Date: January 18, 2006


                            By:  /s/ Charles D. Newman
                                 -----------------------------------------------
                                 CHARLES D. NEWMAN

                                 Chairman of the Board, Chief Executive Officer and Executive President
                                 (Principal Executive Officer)